Exhibit 99.1
P.O box 10723
Zephyr Cove, NV 89448
U.S.A.
Tel/Fax: 1 (775) 201-0098
October 15, 2007
ZipRealty, Inc.
2000 Powell Street, Suite 300
Emeryville, California 94608
Attn: Board of Directors
To whom it may concern:
          I hereby tender my resignation as a Director of ZipRealty, Inc. (the “Company”), such resignation to be effective today’s date October 15th 2007. Please note that my resignation is not related to a disagreement with the Company, and I wish the Company well in its future endeavors.

Sincerely yours,

Marc L. Cellier